UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 10, 2020

CBL & ASSOCIATES PROPERTIES INC

CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421-6000

(Address of principal executive office, including zip code)

423-855-0001

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CBL	New York Stock Exchange
7.375% Series D Cumulative Redeemable Preferred Stock, $0.01 par value	CBLprD	New York Stock Exchange
6.625% Series E Cumulative Redeemable Preferred Stock, $0.01 par value	CBLprE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)Effective February 10, 2020, the Compensation Committee of the Board of Directors of CBL & Associates Properties, Inc. (herein the “Company” or “CBL”) approved (A) the 2020 Annual Incentive Compensation Plan (the “2020 AIP”) that will be applicable to determine annual bonus compensation for performance during the Company’s fiscal year 2020 for those individuals who currently qualify as “named executive officers” of the Company pursuant to Item 402(a)(3) of Securities and Exchange Commission (“SEC”) Regulation S-K and (B) the terms of this year’s awards pursuant to the Long Term Incentive Program for such named executive officers under the Company’s 2012 Stock Incentive Plan, which includes certain changes to the terms of that program as implemented during prior years in connection with an amendment to the 2012 Stock Incentive Plan, all as described below.

2020 Annual Incentive Compensation Plan

The 2020 AIP, similar to the Annual Incentive Plans adopted for prior years, is designed to reward the named executive officers for the achievement of two annual quantitative operational goals and qualitative individual performance objectives, as assessed by the Compensation Committee.  For the Chief Executive Officer, 70% of the total AIP opportunity will be based on the quantitative portion and the remaining 30% will be based on individual performance objectives.  For the other named executive officers, 60% of the total award will be based on the quantitative portion and the remaining 40% will be based on individual performance objectives.

The quantitative portion of the 2020 AIP awards will be allocated between two performance measures, each with a 50% weighting: (1) Funds From Operations (“FFO”), as adjusted per diluted share, as reported in the Company’s periodic reports (Forms 10‑K and 10‑Q) filed with the SEC (the “Periodic Reports”) and (2) Same-Center Net Operating Income (“NOI”) growth, as reported in the Periodic Reports.  The remaining portion of the AIP will be based on specific individual performance goals under the qualitative portion.

The target cash bonus award levels set by the Compensation Committee under the 2020 AIP for each of the Company’s named executive officers identified above are consistent with 2019 award levels and are as follows:

Named Executive Officer	Total 2020 Target Cash Bonus Award	Quantitative Allocation	Qualitative/ Individual Allocation
Stephen D. Lebovitz, Chief Executive Officer	$965,081	70%	30%
Charles B. Lebovitz, Chairman of the Board	$423,282	60%	40%
Michael I. Lebovitz, President	$321,694	60%	40%
Farzana Khaleel, Executive Vice President – Chief Financial Officer and Treasurer	$321,694	60%	40%
Jeffery V. Curry, Chief Legal Officer and Secretary	$209,475	60%	40%

Achievement of target performance for a performance measure will result in 100% payout of the quantitative portion of the award based on that performance measure.  Performance that meets threshold requirements will result in 50% (of target) payout of the quantitative portion of the award based on that performance measure and achievement of the maximum performance for a performance measure will result in 150% (of target) payout.  Performance achieved between threshold and maximum level for either metric will result in a prorated bonus payout.  There will be no payout for the portion of any award that is based on a performance measure for which less than the threshold level of performance is achieved.  The Compensation Committee has the ability to adjust each metric, if appropriate, to account for significant unbudgeted transactions or events.

The individual performance goals established by the Compensation Committee for each named executive officer under the qualitative portion of the 2020 AIP are outlined below:

Named Executive Officer	2020 Individual Performance Objectives
Stephen D. Lebovitz

(1)refining, enhancing and executing the Company’s strategic and business plans

(2)effective communications and interactions with the investment community

(3)regular communication and interaction with the Board

(4)maintain and enhance key retailer, financial and other relationships

(5)effective corporate and executive team communication, motivation and management

Charles B. Lebovitz

(1)effective Board management

(2)maintain and enhance key retailer and other relationships

(3)broad involvement and stewardship of the Company’s strategic objectives and business performance

(4)support the CEO in developing and executing the Company’s strategic and business plans

Michael I. Lebovitz

(1)supervision of redevelopment projects with a special focus on minimizing capital investment as well as achieving approved pro forma returns and scheduled openings

(2)manage and enhance anchor/department store and joint venture partner relationships

(3)effective oversight of the Company’s IT and HR divisions including the implementation of technology and organizational initiatives

(4)greater involvement and closer working relationship with the leasing, marketing and management divisions of the Company

(5)support the CEO in developing and executing the Company’s strategic and business plans

Farzana Khaleel

(1)successful execution of the Company’s balance sheet strategy (as presented in the quarterly liquidity plans) including successfully managing future debt maturities and maintaining/improving key credit metrics and effective interactions with rating agencies, banks and other financial entities

(2)effective management and oversight of the financial services and accounting divisions

(3)maintain and improve key financial and joint venture partner relationships

(4)effective interactions with the investment community through earnings calls, presentations and investor conferences/meetings

(5)support the CEO in developing and executing the Company’s strategic and business plans

Jeffery V. Curry

(1)oversight and pursuit of a favorable resolution of litigation that the Company is facing

(2)effective management and oversight of the legal department and managing spend on outside counsel

(3)continued involvement in Board material preparation and Board support as necessary

(4)coordination with and support for other members of the senior executive team

(5)support the CEO in developing and executing the Company’s strategic and business plans

The additional terms of the 2020 AIP are substantially identical to those of the 2019 Annual Incentive Plan for the Company’s named executive officers, as described in the proxy statement for the Company’s 2019 Annual Meeting of Stockholders previously filed with the SEC.  The 2020 AIP is an unfunded arrangement and any compensation payable thereunder may be evaluated, modified or revoked at any time in the sole discretion of the Compensation Committee, which is responsible for administering the plan.

The foregoing summary description of the 2020 AIP is not complete and is qualified in its entirety by reference to the full text of the 2020 AIP, which is filed as an exhibit to this report.

Amendment No. 3 to 2012 Stock Incentive Plan

The Company’s Board of Directors, acting on the recommendation of the Board’s Compensation Committee, approved an amendment to Section 3(a) of the Company’s 2012 Stock Incentive Plan, effective as of February 10, 2020, to remove the annual equity grant limit of 200,000 shares for awards to any one individual under the plan (the “Section 162(m) Grant Limit”), which was originally included to achieve compliance with the “qualified performance-based compensation” exception to the deduction limits for certain executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended.  Since this exception was repealed by amendments to Section 162(m) as part of the 2017 tax reform legislation, the Section 162(m) Grant Limit no longer served its original purpose.  Accordingly, the Compensation Committee recommended its elimination to increase the effective proportion of named executive officer compensation that can be delivered in the form of equity grants tied to performance conditions, as opposed to cash payments, to further align the economic interests of the Company’s named executive officers with the interests of investors.  The foregoing description of Amendment No. 3 to the Company’s 2012 Stock Incentive Plan is qualified by reference to the full text of such amendment, which is filed as an exhibit to this report.

2020 Long Term Incentive Program

Beginning with the Company’s 2015 fiscal year, the Compensation Committee replaced purely time-vested restricted stock awards with a Long Term Incentive Program for the named executive officers under the Company’s 2012 Stock Incentive Plan.  The Long Term Incentive Program was further updated by the Compensation Committee in connection with this year’s grants to maintain the desired linkage between economic incentives for the named executive officers and the creation of stockholder value, while also maintaining compliance with the annual equity grant limits incorporated in Section 312.03(b) of the New York Stock Exchange (“NYSE”) Listed Company Manual, which effectively limits the number of shares that can be subject to stock awards granted to any individual named executive officer without additional shareholder approval to one percent (1%) of the total number of outstanding shares of the Company’s Common Stock (the “NYSE Annual Grant Limit”), notwithstanding the elimination of the prior Section 162(m) Grant Limit by Amendment No. 3 to the 2012 Stock Incentive Plan as described above.

After incorporating this update, the 2020 Long Term Incentive Program consists of the following two components:

•

“Performance Stock Unit Awards” - 60% of the value of each named executive officer’s annual Long Term Incentive Award (65% for the CEO) consists of a performance stock unit (“PSU”) award authorized by the Compensation Committee under the Company’s 2012 Stock Incentive Plan.  The number of shares of the Company’s Common Stock that each named executive officer may receive upon the conclusion of the three-year performance period applicable to each such award will be determined by two measures: (i) a portion (66.67%) of the number of shares issued will be determined based on the Company’s achievement of specified levels of long-term relative Total Stockholder Return (“TSR”) performance versus the NAREIT Retail Index, provided that at least a “Threshold” level must be attained for any shares to be received, and (ii) a portion (33.33%) of such number of shares issued will be determined based on the Company’s absolute TSR performance over such period, provided again that at least a “Threshold” level must be attained for any shares to be received, as described below.

•

“Annual Restricted Stock Awards” - 40% of the value of each named executive officer’s Long Term Incentive Awards (35% for the CEO) will consist of a grant of shares of time-vesting restricted stock, awarded based on the Compensation Committee’s subjective evaluation of the performance of the Company and the officer during the preceding fiscal year, having the terms reflected in the Revised Form of Named Executive Officer Stock Restriction Agreement filed as an exhibit to the Company’s Current Report on Form 8-K dated February 12, 2018, including vesting in five annual installments (20% at the date the shares are awarded and an additional 20% on each of the four subsequent anniversaries of such date).

Performance that meets threshold requirements for the portion of the PSU award based on TSR performance relative to the NAREIT Retail Index over the three-year period will result in shares being issued in an amount at least equal to 0.5 times the 66.67% of the PSUs allocated to that portion of the award, while achievement of target performance will result in shares being issued at least equal to 1.0 times the 66.67% of the PSUs so allocated and achievement of maximum performance will result in shares being issued in an amount of up to 2.0 times the 66.67% of the PSUs so allocated, subject in each case to scaled pro-ration for performance that falls between the threshold and maximum levels designated by the Compensation Committee.

Performance that meets threshold requirements for the portion of the PSU award based on the Company’s absolute level of TSR performance over the three-year period will result in shares being issued in an amount at least equal to 0.5 times the 33.33% of the PSUs allocated to that portion of the award, while achievement of target performance will result in shares being issued at least equal to 1.0 times the 33.33% of the PSUs so allocated, achievement of high performance will result in shares being issued at least equal to 1.5 times the 33.33% of the PSUs so allocated and achievement of maximum performance will result in shares being issued in an amount of up to 2.0 times the 33.33% of the PSUs so allocated, subject again in each case to scaled pro-ration for performance that falls between the threshold and maximum levels designated by the Compensation Committee.

There will be no payout for the portion of the PSU award based on either such criteria where less than the threshold level of performance is achieved.  Further, shares earned pursuant to the PSUs for either specified performance criteria will vest 60% at the conclusion of the three-year performance period, while the remaining 40% of such shares vesting 20% on each of the first two anniversaries thereafter.

Additionally, to maintain the intended incentive compensation value of the PSU awards while also maintaining compliance with the NYSE Annual Grant Limit, the Compensation Committee approved a Revised Form of Performance Stock Unit Award Agreement to be used for PSU awards beginning in 2020, filed as an exhibit to this report.  The revised agreement provides that, to the extent a grant of PSUs to a named executive officer could result in the issuance of a number of shares of Common Stock at the conclusion of the three-year performance period that, when coupled with the number of shares of time-vesting restricted stock approved for issuance in the same year the PSUs were granted, would exceed the NYSE Annual Grant Limit, any such excess shares shall not be issued, but an amount of cash equivalent to the number of shares of Common Stock constituting such excess times the average of the high and low trading prices reported for the Company’s Common Stock on the NYSE on the date such shares would have otherwise been issuable will be payable to the named executive officer in cash, but subject to the same vesting provisions as the issuance of Common Stock per the Performance Stock Units.  In addition, to the extent any such cash is to be paid, the cash will be paid first relative to the vesting schedule, ahead of the issuance of the balance of any such payout in shares of Common Stock.

For purposes of the 2020 awards under the Long Term Incentive Program, the Compensation Committee approved the following target values, which are consistent with 2019 target values, and a related grant of PSUs to each of the Company’s named executive officers covering the 2020 – 2022 performance period:

Named Executive Officer	Target Value of Long Term Incentive Award	Target Value of Performance Stock Unit Award	Number of Performance Stock Units Issued (1)	Target Value of Annual Restricted Stock Award	Number of Shares Issued for Annual Restricted Stock Award
Stephen D. Lebovitz, Chief Executive Officer	$1,930,163	$1,254,606	1,617,803	$675,557	(2)
Charles B. Lebovitz, Executive Chairman of the Board	$705,469	$423,281	545,817	$282,188	(2)
Farzana Khaleel, Executive Vice President –Chief Financial Officer and Treasurer	$536,156	$321,694	414,821	$214,462	(2)
Michael I. Lebovitz, President	$536,156	$321,694	414,821	$214,462	(2)
Jeffery V. Curry, Chief Legal Officer and Secretary	$536,156	$321,694	414,821	$214,462	(2)

(1)

The number of Performance Stock Units granted for the 2020 – 2022 performance period in relation to the target value of the performance based award was determined by dividing such value by $0.7755, the average of the high and low prices reported for the Company’s Common Stock on the NYSE on the initial date of grant.  As noted above, the ultimate number of shares issued upon the maturity of these PSUs at the conclusion of the performance period (and the amount of cash, if any, paid in lieu of the issuance of a portion of the shares earned at the conclusion of the performance period) is subject to a new provision included in the Revised Form of Performance Stock Unit Award Agreement adopted this year to ensure compliance with the NYSE Annual Grant Limit.

(2)

The number of shares of Common Stock issued in relation to each time-vested Annual Restricted Stock Award will be determined by dividing the amount of the targeted value of each such award that the Compensation Committee ultimately determines that each named Executive officer has earned, based on the Compensation Committee’s subjective evaluation of the Company’s performance during 2020, by the average of the high and low prices reported for the Company’s Common Stock on the NYSE on the date in early 2021 that the Compensation Committee makes such determination.

Apart from the changes described herein for new awards under the 2020 Long Term Incentive Plan, the additional terms of the 2020 long term incentive awards to the Company’s named executive officers are substantially identical to those of the 2019 Long Term Incentive Plan for such officers, as described in the proxy statement for the Company’s 2019 Annual Meeting of Stockholders previously filed with the SEC.  The description herein of such awards is qualified in its entirety by reference to the full text of the Company’s 2012 Stock Incentive Plan, as amended, and the respective Revised Form of Performance Stock Unit Award Agreement (for awards in 2020 and subsequent years) and Revised Form of Named Executive Officer Stock Award Restriction Agreement under such plan, each of which is filed or incorporated by reference as an exhibit to this report.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Shell Company Transactions

Not applicable

(d)	Exhibits

Exhibit Number	Description
10.2.1	CBL & Associates Properties, Inc. 2012 Stock Incentive Plan. Incorporated by reference from the Company’s Current Report on Form 8-K, filed on May 10, 2012.*
10.2.2	Amendment No. 1 to CBL & Associates Properties, Inc. 2012 Stock Incentive Plan. Incorporated by reference from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.**
10.2.3	Amendment No. 2 to CBL & Associates Properties, Inc. 2012 Stock Incentive Plan. Incorporated by reference from the Current Report on Form 8-K, filed on May 12, 2017.*
10.2.4	Amendment No. 3 to CBL & Associates Properties, Inc. 2012 Stock Incentive Plan. Filed herewith.
10.2.5

Revised Form of Named Executive Officer Stock Restriction Agreement under CBL & Associates Properties, Inc. 2012 Stock Incentive Plan.  Incorporated by reference from the Current Report on Form 8-K, filed on February 16, 2018.**

10.2.6	Revised Form of Performance Stock Unit Award Agreement under CBL & Associates Properties, Inc. 2012 Stock Incentive Plan (for awards in 2020 and subsequent years). Filed herewith.
10.2.7	CBL & Associates Properties, Inc. Named Executive Officer Annual Incentive Compensation Plan (AIP) (Fiscal Year 2020). Filed herewith.
104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101.*). (Filed herewith)

*SEC File No. 1-12494

**SEC File No. 1-12494 and 333-182515-01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana Khaleel

Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana Khaleel

Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

Date: February 14, 2020